UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  May 1, 2009



                                LANDAUER, INC.
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



             1-9788                                  06-1218089
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     (Commission File Number)           (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                  60425
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(Address of Principal Executive Offices)             (Zip Code)



                                (708) 755-7000
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]       Written communications pursuant to Rule 425 under the
             Securities Act (17 CFR 230.425)

  [  ]       Soliciting material pursuant to Rule 14a-12 under the
             Exchange Act (17 CFR 240.14a-12)

  [  ]       Pre-commencement communications pursuant to Rule 14d-2(b)
             under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]       Pre-commencement communications pursuant to Rule 13e-4(c)
             under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On May 5, 2009, Landauer, Inc. issued a News Release announcing its earnings for the second fiscal quarter ended March 31, 2009. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.


ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
             ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      (e) The Company entered into an Amendment, dated May 1, 2009, to the Employment Agreement of William E. Saxelby, President and Chief Executive Officer of the Company. The Company and Mr. Saxelby are parties to an Employment Agreement dated as of September 28, 2005. The Employment Agreement provides that if Mr. Saxelby is employed by the Company on September 28, 2010 (or if his employment terminates prior to that date under certain circumstances described in the Employment Agreement), he is entitled to receive a supplemental pension under the Company's Supplemental Key Executive Retirement Plan (the "SERP"), calculated as if he had completed 20 years of service with the Company (the "Supplemental SERP Benefit").

             The Company, effective March 31, 2009, amended the SERP with respect to Mr. Saxelby to provide that the SERP became a "frozen plan" and that all benefit accruals thereunder ceased as of such date. The Amendment to Mr. Saxelby's Employment Agreement provides that the Supplemental SERP Benefit will be provided under a defined contribution nonqualified deferred compensation plan maintained by the Company (the "NQ Excess Plan") instead of under the SERP. To effectuate this, the Amendment provides that on September 28, 2010 (or an earlier date if his employment terminates prior to that date under the circumstances referenced above under which Mr. Saxelby would have been eligible for the Supplemental SERP Benefit), the Company shall credit $1,323,684 to Mr. Saxelby's account in the NQ Excess Plan. This amount reflects the expected then present value of the Supplemental SERP Benefit. Distribution of the Supplemental SERP Benefit shall be made in the form of a life annuity, subject to terms outlined in the Amendment to the Employment Agreement. The Amendment also provides that Mr. Saxelby's benefit under the SERP shall be cancelled as of the date the Company credits the amount described above to Mr. Saxelby's account in the NQ Excess Plan.

             This disclosure is qualified in its entirety by reference to the complete Amendment to the Employment Agreement filed as
             Exhibit 10.1 to this current report on Form 8-K.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits.

             99.1  News Release, dated May 5, 2009

             10.1 Amendment to Employment Agreement dated as of May 1, 2009 between the Company and William E. Saxelby










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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LANDAUER, INC.


Dated:  May 7, 2009                   /s/ Jonathon M. Singer
                                      ------------------------------
                                      Jonathon M. Singer
                                      Senior Vice President, Finance,
                                      Secretary, Treasurer, and
                                      Chief Financial Officer
                                      (Principal Financial and
                                      Accounting Officer)



















































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